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Exhibit 10.4

THIRD AMENDMENT TO CONTRIBUTION AGREEMENT

        THIS THIRD AMENDMENT TO CONTRIBUTION AGREEMENT (the "Amendment") is dated as of September 1, 2003, and is entered into by and among JAZZ SEMICONDUCTOR, INC. (formerly known as Specialtysemi, Inc.), a Delaware corporation ("Company"), CONEXANT SYSTEMS, INC., a Delaware corporation ("Conexant"), and CARLYLE PARTNERS III, L.P., a Delaware limited partnership ("CP III"), CP III COINVESTMENT, L.P., a Delaware limited partnership ("CP III Coinvestment"), and CARLYLE HIGH YIELD PARTNERS, L.P., a Delaware limited partnership ("Carlyle High Yield" and, together with CP III and CP III Coinvestment, "Carlyle").

RECITALS

        WHEREAS, Company, Conexant and Carlyle Capital Investors, L.L.C. a Delaware limited liability company ("Carlyle Capital") are parties to that certain Contribution Agreement dated as of February 23, 2002, as amended by that certain First Amendment to Contribution Agreement dated as of March 12, 2002 and that certain Second Amendment to the Contribution Agreement dated as of July 1, 2002 (as amended, the "Contribution Agreement");

        WHEREAS, pursuant to that certain Assignment and Assumption Agreement by and between Carlyle Capital and Carlyle, dated as of March 12, 2002, Carlyle Capital has assigned all of its rights and obligations under the Contribution Agreement to Carlyle; and

        WHEREAS, Company, Conexant and Carlyle wish to amend the Contribution Agreement.

AGREEMENTS

        NOW THEREFORE, in consideration of the promises and mutual agreements and covenants set forth herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

        1.    Defined Terms.    Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Contribution Agreement.

        2.    Amendment to Recital.    Subpart (ii)(6) of the third Recital to the Contribution Agreement is hereby amended and restated in its entirety to read as follows:

        "(6) an Employee Matters Agreement in the form of Exhibit E hereto (as such may be amended from time to time in accordance with the terms and conditions thereof, the "Employee Matters Agreement")"

        3.    Effect of Amendment.    Except as and to the extent expressly modified by this Amendment, the Contribution Agreement, the Exhibits thereto, and the Disclosure Schedules shall remain in full force and effect in all respects. The terms of this Amendment shall be applied retroactively for purposes of Sections 1, 2, 3, 6 and 8 of the Contribution Agreement, such that the Contribution Agreement, the Exhibits thereto, and the Disclosure Schedules shall be deemed to have read, as of February 23, 2002, as amended herein. In the event of a conflict between this Amendment and the Contribution Agreement, the Exhibits thereto, or the Disclosure Schedules, this Amendment shall govern.

        4.    Counterparts.    This Amendment may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

        5.    Governing Law.    This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of Delaware (without giving effect to principles of conflicts of laws).

        The parties hereto have caused this Amendment to be executed and delivered as of the date set forth above.

JAZZ SEMICONDUCTOR, INC., a Delaware corporation
By:	/s/ SHU LI Name: Shu Li Title: President and Chief Executive Officer
CONEXANT SYSTEMS, INC., a Delaware corporation
By:	/s/ DWIGHT DECKER Name: Dwight Decker Title: Chief Executive Officer

CARLYLE PARTNERS III, L.P., a Delaware limited partnership
By:	TC Group III, L.P., its General Partner
By:	TC Group III, L.L.C., its General Partner
By:	TC Group, L.L.C., its Managing Member
By:	TCG Holdings, L.L.C., its Managing Member
By:	/s/ ALLAN M. HOLT
Name:	Allan M. Holt
Title:	Managing Director
CP III COINVESTMENT, L.P., a Delaware limited partnership
By:	TC Group III, L.P., its General Partner
By:	TC Group III, L.L.C., its General Partner
By:	TC Group, L.L.C., its Managing Member
By:	TCG Holdings, L.L.C., its Managing Member
By:	/s/ ALLAN M. HOLT
Name:	Allan M. Holt
Title:	Managing Director

CARLYLE HIGH YIELD PARTNERS, L.P., a Delaware limited partnership
By:	TCG High Yield, L.L.C., its General Partner
By:	TCG High Yield Holdings, L.L.C., its Managing Member
By:	TC Group, L.L.C., its sole Member
By:	TCG Holdings, L.L.C., its Managing Member
By:	/s/ ALLAN M. HOLT
Name:	Allan M. Holt
Title:	Managing Director

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  Exhibit 10.4
THIRD AMENDMENT TO CONTRIBUTION AGREEMENT